Exhibit 99.1

Investor Presentation February, 2009

Forward Looking Statement Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, the Company's success in affecting its acquisition strategy, and the Company's ability to achieve its revenue, gross margin, expense and income goals. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

A G E N D A The Smith & Wesson Story The company The strategy The future growth

Smith & Wesson: A World Leader U.S. handgun manufacturer ranking #1 Revenue ~$300M Revenue growth since 2005 33% CAGR

A T A G L A N C E Strength in Numbers Number of years in business 157 Facilities in U.S. 3 Employees 1,400 Brand awareness 87% % of sales in U.S. 92%

Market Leader & Taking Share Product Market Size* Ranking Comment Revolvers $163M 1 Maintaining leadership Pistols $694M 2 Rapidly growing share Tactical rifles $240M 2 Rapidly growing share Hunting long guns $1.0B - Entered CY2007 Total $2.1B Source: BATFE Data and Management Estimates * U.S. Only, Excludes Military

Four Key Sales Channels Sporting Goods International Law Enforcement Federal Government

The company The strategy The future growth A G E N D A The Smith & Wesson Story

S I N C E 2 0 0 5 Executing Focused Growth Strategy 1 Strengthen position in core handgun market 2 Develop innovative new products 3 Enter new markets 4 Improve manufacturing productivity 5 Pursue strategic relationships and acquisitions 6 Enhance brand strength through innovative marketing

Strategy in Action - Highlights ICON Rifle Sales Commence Introduce M&P Tactical Rifle Sales ($M) Calendar Year 100 200 300 2005 2006 2007 2008 Introduced M&P Pistol Acquire Thompson / Center Arms Realign Sales Force

Record of Developing Superior Products New product developed Introduced M&P series Jan. 2006 Twelve law enforcement agencies had design input Unique, meaningful features The law enforcement opportunity Large market, 17,000 agencies, 800,000 personnel Our share ~15% and rapidly growing, historically was >90% Results Law enforcement win rate >80% Penetrating multiple markets Pistol sales up 40% in 2 years Case Study - M&P Pistol

Success Entering New Markets Example: Long Guns, a $1.3B Domestic Market The opportunity • Market 50% larger than handguns Impressive Results — Sales • Fragmented market, same distribution of Long Guns Rapid entry and execution $71M • February 2006: Launched M&P15 Tactical Rifle • January 2007: Acquired Thompson / Center Arms • August 2007: Entered bolt-action rifle market $2M FY 2006 FY 2008 12

Improved Our Manufacturing Productivity Implementing lean manufacturing Substantial achievements delivery improved from 70% to over 90% machine uptime improved to 87% guns / day output +50% vs. '06 productivity ratio + 5% vs. prior year Investing in the future

Revolvers 2005 (1) 2008 (1) Sales $54M $73M Market Share 39% 45% R E S U L T S: Impressive Gains in Market Share... Pistols Sales $45M $90M Market Share 10% 13% Long guns Sales 0 $71M Market Share 0% 6% Note 1: Fiscal years ended April 30

RESULTS: Expanded Addressable Market Three Fold Addressable Market 2008 2005 $2.1B $0.6B S&W S&W ~17% ~11% Sales $100M Sales $234M (US firearms only) (US firearms only) • Handguns • Handguns • Plus entered long gun Note: US excludes military market of $1.3B 15

RESULTS: Built a Broader, Diversified Platform FY 2008 FY 2005 (Sales = $294M) (Sales = $124M) Firearms parts Firearms parts & Services 8% & Services 5% Non-firearms 8% Non-firearms 7% Handguns 87% Handguns 60% Long guns 25% 16

RESULTS: ...and Solid Growth in Earnings FISCAL YEAR EPS $0.31 up $0.22 $0.22 >50% vs. 2005 $0.14 $0.02 2004 2005 2006 2007 2008 17

Factors Impacting FY 09 Earnings Recessionary economy Hunting rifles (discretionary products) severely affected Cost reductions underway at Thompson/Center Arms Non-cash hunting-related impairment charge taken Q2 FY '09 Handgun and tactical rifles remain strong Smith & Wesson positioned for hunting rebound

The company The strategy The future growth A G E N D A The Smith & Wesson Story

Smith & Wesson Growth Drivers Revenues ($M) Today $294M 3-5 years (Goal) $550M Share gains handguns 1 Government /international 2 Penetrate long guns 3 Acquisitions 4

Continue to Gain 1 Handgun Market Share • Recapture leadership of law enforcement worldwide — The M&P pistol is winning at a rate of over Sales Growth 80% whenever it competes • Grow retail market share: — FY2005 (A): 16% ~$260M — FY2008 (A): 19% — 3-5 years (Goal): ~30% $163M 2008(A) 3-5 years (Goal) Note: US excludes military 21

Capitalize on Government / International Opportunities Federal government / U.S. Military Pistols: replacement for M9 total value est. $300M - $500M over 10 years Rifles: M4 exclusivity expires 2009: >$100M annually Iraq / Afghanistan police and military requirements International expansion fueled by M&P FY 2008 company growth of 25% 2

Grow in Long Gun Category 3 • Enhance product offerings • Entering new price points (Bolt-action) Sales Growth • Additional calibers in development • Grow retail market share: — 2005 (A): 0% ~$120M — 2008 (A): 6% — 3-5 years (Goal): ~10-15% $71M 2008(A) 3-5 years (Goal) Note: US excludes military 23

Selective Acquisitions Criteria Smith & Wesson brand adds value Law enforcement products that "surround the officer" Defense related products that "surround the war fighter" Cost or revenue synergies Ideally accretive in year 1 (cash basis) (Goal) Objective Add minimum $100M within 3-5 years (Goal) 4

Smith & Wesson 3-5 Years Out (Goal) Long Gun Pistol Revolver Other & Licensing Long Gun Pistol Revolver Other & Licensing Strategic Acquisitions $294M $550M Revenues ($M) 3-5 years (Goal) 2008 (A)

Advancing Towards Our Goal As % of Sales 2008 Actual 3-5 Years Goal Net sales 100% 100% Gross margin 31% 35% Operating expenses 23% 20% Operating income 8% 15% (Fiscal years)

Why Invest in Smith & Wesson A re-energized company, executing successful growth plan revenue 33% CAGR since 2005 Gaining significant share in core handgun market successful M&P series launch, recapturing law enforcement market Entered large $1.3B long gun market rapidly gaining share, sales approaching $100M Multiple earnings drivers next 3-5 years Aggressive revenue growth expected

Investor Presentation February, 2009